INVESTOR UPDATE First Quarter 2023

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 25 Yrs Banking: 25 Yrs FMB: 8 Yrs Banking: 20 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 15 Yrs Banking: 35 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 15 Yrs Banking: 33 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 3/31/2023 $18.2 Billion $12.3 Billion $14.7 Billion $6.7 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.42% 7.75% 19.82% 3.88% 1.44x 8.3x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.0B Largest financial services holding company headquartered in Central Indiana 121 Banking Centers 4 *Assets Under Management - $3.5 Billion 1Moody’s Credit Opinion – First Merchants Corporation, October 25, 2022, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

First Quarter Highlights 5 ▪ Balance sheet strength ▪ Increased deposits and liquidity ▪ Improved all capital ratios ▪ Continued loan growth, while increasing new loan yields ▪ Maintained a low 50’s Efficiency Ratio, while managing increasing deposit betas ▪ Maintained strong credit quality without providing for our allowance for credit losses ▪ Continued our digital transformation – Q2 and SS&C ▪ Reported EPS of $1.07, an increase of 17.6% compared to $0.91 in Q1 2022 ▪ Focused on driving high performance results to meet the needs of our stakeholders 12.21% ROE 19.82% ROTCE2 ROE & ROTCE (Annualized) $63.6 Million $1.07 Per Share Net Income & EPS1 1.42% ROA 1.67% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

▪ Total loan growth = 7.9% ▪ Commercial growth for the quarter was a blend of C&I growth of 4.8% and IRE growth of 7.5%. The pipeline remains consistent to prior quarter-end levels in both categories. ▪ The Consumer decline during the quarter represents balance reductions within HELOC and Private Banking portfolios. Overall, this is a small portfolio with average utilization rates decreasing. ▪ On balance sheet, prime Mortgage growth was attributed to construction and adjustable-rate loans. 1Q23 Balance ($B) Growth Commercial $9.3 5.6% Consumer $0.8 (4.1)% Mortgage $1.9 23.0% ▪ Total deposit growth = 8.9% ▪ The small Commercial decline was primarily attributed to strategic investment and debt reduction decisions by clients. Core, transactional accounts remain stable with a few clients choosing the CDARS or ICS program for diversity. ▪ Consumer sector growth was in response to CD and money market specials beginning in 4Q 22. The core, granular nature of our consumer clients remain stable with increasing new account opening levels during 1Q when compared to the prior 4 qtrs. 1Q23 Balance ($B) Growth Commercial $7.4 (0.8)% Consumer $6.2 10.9% Deposit Growth Annualized1 Business Highlights 7 Indianapolis Indianapolis MSA Rank: 7 Deposits: $2.9B Loans: $3.9B Columbus Columbus MSA Rank: 12 Deposits: $0.6B Loans: $1.4B Northwest Indiana Lake County Rank: 6 Lafayette MSA Rank: 2 Deposits: $3.3B Loans: $2.2B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 4 Deposits: $5.0B Loans: $2.4B Michigan Monroe MSA Rank: 1 Detroit MSA Rank: 9 Deposits: $2.9B Loans: $2.4B MSA and County ranking data per FDIC Loan Growth Annualized1 1Commerical includes Public Funds and Consumer includes Private Wealth

First Quarter Financial Results 8 ▪ 51.72% Efficiency Ratio ▪ Net interest income, decreased $4.9 million due to lower day count and higher funding cost and mix change which offset higher earning asset income ▪ Pre-Tax, Pre-Provision (PTPP) Earnings totaled $75.4 million PTPP ROA was 1.67% and PTPP ROE was 14.48%1 ▪ TCE Ratio increased 0.41% to 7.75% ▪ Tangible Book Value per share totaled $22.93, an increase of $1.48 over prior quarter 1Q23 Highlights 1See “Non-GAAP Financial Information” for reconciliation ($M except per share data) 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 Variance Linked Quarter % Variance Linked QTR- Annualized Balance Sheet & Asset Quality 1. Total Assets $15,465.3 $17,780.5 $17,719.0 $17,938.3 $18,178.9 $240.6 5.4% 2. Total Loans 9,360.2 11,406.5 11,675.4 12,013.0 12,250.9 237.9 7.9% 3. Investments 4,489.3 4,630.0 4,294.8 4,263.8 4,057.4 (206.4) -19.4% 4. Deposits 12,906.0 14,570.9 14,434.8 14,382.7 14,703.3 320.5 8.9% 5. Total Equity 1,807.6 1,977.6 1,906.7 2,034.8 2,122.4 87.7 17.2% 6. TCE Ratio 8.31% 7.04% 6.66% 7.34% 7.75% 0.41% 7. Total RBC Ratio 13.85 12.73 12.84 13.08 13.23% 0.15 8. ACL / Loans 2.09 1.98 1.94 1.86 1.82 -0.04 9. NCOs / Avg Loans -0.03 0.01 -0.01 0.12 0.01 -0.11 10. NPAs + 90PD / Assets 0.33 0.30 0.29 0.28 0.34 0.06 Summary Income Statement 11. Net Interest Income $102.3 $128.7 $140.3 $149.0 $144.1 ($4.9) -3.3% 12. Provision for Loan Losses 0.0 16.8 0.0 0.0 0.0 0.0 13. Non-interest Income 25.9 28.3 29.6 24.1 25.0 0.9 3.7% 14. Non-interest Expense 72.3 97.3 96.4 89.7 93.7 4.0 4.5% 15. Pre-tax Income 55.9 42.9 73.5 83.4 75.4 (8.0) -9.5% 16. Provision for Taxes 7.3 3.9 9.8 12.6 11.3 (1.3) -10.3% 17. Net Income 48.6 39.0 63.7 70.8 64.1 (6.7) -9.4% 18. Preferred Stock Dividends 0.0 0.5 0.5 0.5 0.5 0.0 19. Net Income Available to Common Stockholders 48.6 38.5 63.3 70.3 63.6 (6.7) -9.5% 20. ROAA 1.26% 0.88% 1.43% 1.59% 1.42% -0.17% 21. ROAE 10.28 7.62 12.54 14.36 12.21 -2.15 22. ROTCE 14.99 12.91 20.85 24.21 19.82 -4.39 23. Net Interest Margin 3.03 3.28 3.55 3.72 3.58 -0.14 24. Efficiency Ratio 52.79 58.45 53.34 48.60 51.72 3.12 Per Share 25. Earnings per Diluted Share $0.91 $0.63 $1.08 $1.19 $1.07 ($0.12) 26. Tangible Book Value per Share 23.26 20.45 19.26 21.45 22.93 1.48 27. Dividend per Share 0.29 0.32 0.32 0.32 0.32 0.00 28. Dividend Payout Ratio 31.9% 50.8% 29.6% 26.9% 29.9% 3.0% For the Three Months Ended,

Municipal Bonds 56% Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 6% U.S. Agencies 12% Corporate Obligations 1% ▪ Net unrealized AFS Loss of $245.7 million ($296.7M prior Q) ▪ Net unrealized HTM Loss of $328.8 million ($379.5M prior Q) Investment Portfolio Highlights 9 1Q23 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.1B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 1Q 2022 $0.6 million gain ▪ 2Q 2022 $0.1 million gain ▪ 3Q 2022 $0.4 million gain ▪ 4Q 2022 $0.1 million gain ▪ 1Q 2023 $1.6 million loss Unrealized Losses▪ Quarterly bond sales of $213 million ▪ Effective duration of 6.4 years ▪ Remaining 2023 cash flow $220 million / ~2.50% yield ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 ▪ ~50% of portfolio classified as Held-to-Maturity $4.5 $4.6 $4.3 $4.3 $4.1 2.55% 2.63% 2.66% 2.66% 2.63% 1Q22 2Q22 3Q22 4Q22 1Q23 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 10 1Q23 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.3B Total 1Q23 Portfolio by Yield Type Highlights Total loan rate mix as of 1Q23 • $8.2 billion variable rate • $4.1 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Loan yields remained strong at 6.00% ▪ New/renewed loan yields averaged 7.08% for the quarter compared to 6.10% in 4Q22 ▪ Acquired Level One loans totaled $1.6 billion in 2Q22 $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 28.6% Commercial Real Estate Owner-Occupied 10.2% Commercial Real Estate Non-Owner Occupied 19.4% Construction Land & Land Development 7.8% Agricultural Land & Production 1.8% Public Finance/Other Commercial 7.8% Residential Mortgage 17.9% Home Equity 5.1% Other Consumer 1.4% Fixed Rate 34% LIBOR-Based 18% Prime-Based 14% Other Variable Rates 13% SOFR-Based 21% $9.4 $11.4 $11.7 $12.0 $12.3 3.73% 4.09% 4.76% 5.58% 6.00% 1Q22 2Q22 3Q22 4Q22 1Q23 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 11 1Q23 Allowance for Credit Losses - Loans Highlights ▪ No Q1 provision expense ▪ The reserve for unfunded commitments totals $23.3 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $28.9 million Change in ACL – Loans $196.0 $226.3 $226.7 $223.3 $223.1 2.09% 1.98% 1.94% 1.86% 1.82% 1Q22 2Q22 3Q22 4Q22 1Q23 Allowance Allowance to Loans 12022 provision expense of $16.8 million reflects $14 million for CECL Day 1 non-PCD loans and $2.8 million for Level One’s unfunded commitments $195,397 $223,277 $223,052 $16,599 $13,955 $2,674 $225 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Charge- offs 2022 Provision Exp. 2022 ACL - Loans 12/31/2022 Net Charge- offs YTD ACL - Loans 3/31/2023 Increase Decrease 1

Deposit Portfolio Highlights 12 1Q23 Deposit Composition Highlights $14.7B Total 1Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 92% core deposits1 • 20% non-interest bearing • 47% yield 5 bps or less ▪ Total deposit costs increased to 1.41% • Up 49 bps from 4Q22 ▪ 1.60% total deposit costs, 2.01% interest bearing deposit costs for March ▪ 37% cumulative interest bearing deposit beta, 29% prior quarter ▪ Acquired Level One deposits totaled $1.9 billion in 2Q22 Demand Deposits 57% Savings Deposits 31% Certificates & Time Deposits > $100k 7% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposits 1% $12.9 $14.6 $14.4 $14.4 $14.7 0.13% 0.23% 0.46% 0.92% 1.41% 1Q22 2Q22 3Q22 4Q22 1Q23 Total Deposits ($B) Cost of Total Deposits (%)

Deposit and Funding Insights 13 Commercial Deposit Diversification Low Uninsured Deposit Levels ($M) Average Deposit Account Balance On Balance Sheet: Cash and Equivalents $478.5 Unpledged Marketable Securities3 $2,035.7 Total On-Balance Sheet $2,514.2 Available Sources of Liquidity: Discount Window Unused Capacity $1,256.1 Federal Home Loan Bank Unused Capacity $320.6 Unsecured Borrowings Unused Capacity4 $1,153.5 Total Available Liquidity $2,730.2 Consumer $16,000 Commercial2 $90,000 Private Wealth $201,000 Total Deposits $35,000 Available Liquidity ($M) 1Indiana Public Deposit Insurance Fund 2Commercial excluding Public deposits of $2.7B 3Unplegdged marketable securities are shown at market value 4Brokered deposits availability capped per internal policy and unsecured lines of credit 1 18.1% 12.6% 8.5% 7.3% 6.6% 5.5% 5.2% 5.0% 4.0% 3.5% 5.8% 4.0% 2.7% 2.3% 2.1% 1.7% 1.7% 1.6% 1.3% 1.1% Professional and Tech Svcs Investment CRE Finance/Insurance Construction Admin Services Social and Civic Orgs Retail Trade Manufacturing Specialty Trade Agriculture % of Commercial Deposits % of Total Deposits FDIC Insured $8,405.6 57.2% PDIF Insured $2,170.0 14.8% Uninsured $4,127.7 28.1% 1 2

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 1Q22 2Q22 3Q22 4Q22 1Q23 1. Net Interest Income - FTE ($millions) 108.0$ 134.8$ 146.6$ 155.3$ 150.4$ 2. Fair Value Accretion 1.0$ 3.2$ 3.2$ 2.7$ 2.4$ 3. PPP Loan Income 1.9$ 0.9$ 0.3$ 0.1$ -$ 4. Adjusted Net Interest Income - FTE1 105.1$ 130.7$ 143.1$ 152.5$ 148.0$ 5. Tax Equivalent Yield on Earning Assets 3.23% 3.58% 4.11% 4.73% 5.06% 6. Interest Expense/Average Earning Assets 0.20% 0.30% 0.56% 1.01% 1.48% 7. Net Interest Margin 3.03% 3.28% 3.55% 3.72% 3.58% 8. Fair Value Accretion Effect 0.03% 0.08% 0.08% 0.07% 0.06% 9. Impact of PPP Loans 0.03% 0.01% 0.00% 0.00% 0.00% 10. Adjusted Net Interest Margin1 2.97% 3.19% 3.47% 3.65% 3.52% $108.0 $134.8 $146.6 $155.3 $150.4 3.03% 3.28% 3.55% 3.72% 3.58% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income - FTE ($millions) Net Interest Margin

Non-Interest Income Highlights 15 1Q23 Non-Interest Income Detail ($M) $25M Total Non-Interest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $24.5 million for 1Q23, increased $2.6 million from 4Q22 driven by higher card payment fees and derivative hedge fees ▪ Losses of $1.6 million recognized on the sale of $213 million of available-for-sale securities 19.3% 17.3% 16.8% 13.4% 14.2% $7.3 $7.6 $7.2 $7.5 $7.9 $2.2 $3.2 $2.5 $2.1 $2.4 $6.4 $7.7 $7.2 $7.1 $7.4 $5.7 $5.2 $4.8 $4.5 $5.2 $4.3 $4.6 $7.9 $2.9 $2.1 $25.9M $28.3M $29.6M $24.1M $25.0M 1Q22 2Q22 3Q22 4Q22 1Q23 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Wealth Management $7.9 28% Gain on Sale of Loans $2.4 8% Service Charges $7.4 26% Card Payment Fees $5.2 18% Gain (Loss) on Sale of Securities ($1.6) -6% Derivative Hedge Fees $1.1 4% BOLI $1.3 5% Other Customer Fees $0.5 2%Other $0.8 3%

Salary & Benefits $57.5 61% Premises & Equipment $13.4 14% Outside Data Processing $6.1 7% Professional & Other Outside Services $3.7 4% Intangible Asset Amortization $2.2 2%Marketing $1.3 1% FDIC Expense $1.4 2% Other $8.1 9% Non-Interest Expense Highlights 16 1Q23 Non-Interest Expense Detail $93.7M Total Non-Interest Expense Trends ($M) Efficiency Ratio Highlights ▪ Annual Q1 benefit plan expense of $1.3 million ▪ FDIC assessment decreased $900,000 reflecting impact of one-time FDIC credits of $2.0 million ▪ Other variances reflect reduced marketing costs due to timing of campaigns, as well as one-time gains on sales of property reflected in Q4 of $700,000 12Q22, 3Q22, and 4Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation 50.75%1 51.39%1 48.37%1 $42.5 $56.0 $56.0 $52.3 $57.5 $11.3 $13.4 $12.7 $12.8 $13.4 $4.4 $4.9 $6.8 $5.6 $6.1 $14.1 $23.0 $20.9 $19.0 $16.7 $72.3M $97.3M $96.4M $89.7M $93.7M 1Q22 2Q22 3Q22 4Q22 1Q23 Salary & Benefits Premises & Equipment Outside Data Processing Other 52.79% 58.45% 53.34% 48.60% 51.72%

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04%8.78% ▪ TCE Ratio including marks on held-to-maturity securities portfolio is 6.36% ▪ CET1 including net unrealized loss in AOCI on available-for-sale securities is 9.61% Highlights 8.31% 7.04% 6.66% 7.34% 7.75% 1Q22 2Q22 3Q22 4Q22 1Q23 TCE Ratio Target TCE (8.00%) 11.63% 10.27% 10.40% 10.65% 10.82% 1Q22 2Q22 3Q22 4Q22 1Q23 CET 1 Ratio Target CET1 Ratio (10.00%) 13.85% 12.73% 12.84% 13.08% 13.23% 1Q22 2Q22 3Q22 4Q22 1Q23 TRBC Ratio Target TRBC Ratio (12.50%)

1Q23 Highlights Loan Portfolio 18 Geography Loan Portfolio Trends ($M) 84.7% of borrowers within four state Midwest geography Loan growth of $238 million or 7.9%1 ▪ Construction growth - $125 million ▪ Residential ARM growth - $92 million Year Over Year Highlights2 Balanced organic loan growth of $1.3B or 14.4% ▪ Balanced commercial loan growth - $713 million • C&I - $258 million • CRE /Constr/Land/Land Dev. - $198 million ▪ Total Resi Mtg & Cons. - $629 million • Portfolio ARM residential mortgage strategy resulting in growth of $541 million 1Q22 2Q22 3Q22 4Q22 1Q23 1. Commercial & Industrial 2,283$ 2,681$ 2,703$ 2,827$ 2,831$ 2. Sponsor Finance 546 619 630 612 674 3. CRE Owner Occupied 972 1,262 1,266 1,244 1,242 4. Construction/Land/Land Dev. 553 746 829 836 961 5. CRE Non-Owner Occupied 2,073 2,423 2,299 2,407 2,375 6. Agricultural 209 215 222 242 220 7. Public Finance/Other Commercial 833 894 915 933 959 8. Total Commercial Loans 7,469 8,840 8,864 9,101 9,262 9. Residential Mortgage 1,230 1,823 2,014 2,103 2,195 10. Home Equity 513 586 622 631 621 11. Other Consumer 148 157 175 178 173 12. Total Resi Mortgage & Consumer 1,891 2,566 2,811 2,912 2,989 13. Total Loans 9,360$ 11,406$ 11,675$ 12,013$ 12,251$ 1 Annualized 2 Excluding $1.6 billion of loans acquired from Level One and change in PPP loans where applicable

C&I - Sponsor Finance ▪ Line utilization Q1’23 of 41.6% compared to the previous four quarters of 41.0%, 40.2%, 44.5% and $44.4% (Q1’22). Line commitments increased $126 million ▪ $782 million in Shared National Credits ▪ $0 dollars in operating leases ▪ $66.7 million of SBA guaranteed loans Loan Portfolio Insights 19 C & I ▪ $160 million Residential Real Estate Construction ▪ $800 million Commercial Real Estate Construction & Land Construction Finance Home Equity / Other Consumer Residential Mortgage ▪ > 95% of $609 million in consumer loans had a credit score exceeding 669 at origination ▪ $271 million of residential mortgage secured, related to commercial loan relationships ▪ $1.9 billion residential mortgage loans • > 91% of $1.8 billion in residential portfolio loans had a credit score at origination exceeding 669 Commercial Mortgage & Consumer C&I Includes commercial and industrial, sponsor and owner- occupied real estate loans (excludes ~8% of residential loans where origination data is unavailable) (excludes ~23% of loans where origination data is unavailable) ▪ $673 million to 76 companies ▪ Senior Debt/Adj. EBITDA < 3.0X ~ 68% ▪ Total Debt/Adj. EBITDA < 4.0X ~ 84% ▪ FCCR > 1.50X ~ 74% ▪ ~ 3.5% Classified ($M) Balance Commit. Multi-Family $514 $811 64.2% Industrial 90 142 11.2% Self Storage 69 84 8.6% Office - Medical 13 21 1.6% Office - General 7 8 0.9% % CRE Constr/Land

Loan Portfolio Insights (continued) 20 Commercial Real Estate (Non-owner occupied) ($M) Total Loans $12.3 Billion General Office $107.9 Medical 68.5 Mixed 38.4 Government 21.4 Other 23.7 Type Multiple Tenant $140.9 Single Tenant 93.4 Other 25.6 Tenant Classification Multi- Family Industrial Retail Office Ware- house/ Storage Hotel Other Total CRE (NOO) Balance: $732.1 $396.0 $385.2 $259.9 $231.6 $146.9 $223.7 $2,375.4 Commitment: $784.7 $411.8 $391.6 $268.0 $236.5 $147.4 $271.1 $2,511.1 # of loans: 497 512 339 229 101 31 118 1,827 % of Total Loans: 6.0% 3.2% 3.1% 2.1% 1.9% 1.2% 1.8% 19.4% Average Loan Balance: $1.5 $0.8 $1.1 $1.1 $2.3 $4.7 $1.9 $1.3 Top 10 - Avg. Loan Com: $18.7 $9.9 $9.6 $11.2 $12.8 $11.8 $15.3 $21.9 MI $92.0 IN 68.6 OH 32.8 OK 25.0 IL 24.2 Other 17.3 Diversification Geographic

Asset Quality 21 Asset Quality Trends ($M) Highlights Strong and Stable Asset Quality ▪ NPAs + 90PD increased to 0.50% of loans and ORE • Down from 0.55% 1Q22 ▪ Classified Loans/Loans remain below pre-pandemic levels ▪ Q1 Net Charge-offs of $0.2 million • 0.01% of average loans (annualized) • Gross charge-offs of $1.1 million with recoveries of $0.9 million 1Q22 2Q22 3Q22 4Q22 1Q23 1. Non-Accrual Loans 42.7$ 46.0$ 43.5$ 42.3$ 46.6$ 2. Other Real Estate 6.3 6.5 6.5 6.5 7.8 3. 90PD Loans 2.1 0.6 0.7 1.7 7.0 4. Renegotiated Loans 0.1 0.2 0.2 0.2 - 5. NPAs + 90PD 51.2$ 53.3$ 50.9$ 50.7$ 61.4$ 6. NPAs + 90PD/Loans and ORE 0.55% 0.47% 0.44% 0.42% 0.50% 7. Classified Loans 102.3$ 192.1$ 207.1$ 215.2$ 250.5$ 8. Classified Loans/Loans 1.09% 1.68% 1.77% 1.79% 2.04% 9. Net Charge-offs (QTD) (0.6)$ 0.3$ (0.4)$ 3.4$ 0.2$ 10. QTD NCO/Avg. Loans (Annualized) -0.03% 0.01% -0.01% 0.12% 0.01%

Non-Performing Assets 22 Non-Performing Assets Roll Forward ($M) Strong and Stable Asset Quality ▪ Non-accrual loans net increase of $4.3 million • $15.4 million new non-accrual migration  Top industries - machinery wholesaler, medical labs, plumbing/heating contractor and lessors of real estate • $8.6 million paid off or otherwise resolved  Largest $4.7 million senior living payoff ▪ Top three non-accrual relationships total $18.5 million • Senior Living • Industrial Machinery and Equipment • Medical Office Highlights 1Q22 2Q22 3Q22 4Q22 1Q23 1. Beginning Balance NPAs + 90PD 44.9$ 51.2$ 53.3$ 50.9$ 50.7$ Non-Accrual 2. Add: New Non-Accruals 4.4 13.1 9.0 7.3 15.4 3. Less: To Accrual/ (4.3) (8.9) (10.7) (4.8) (8.6) Payoff/Renegotiated 4. Less: To OREO - 0.5 0.1 0.1 (1.4) 5. Less: Charge-offs (0.5) (1.4) (0.9) (3.8) (1.1) 6. Non-Accrual Loans Change (0.4) 3.3 (2.5) (1.2) 4.3 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 5.8 0.5 0.1 0.1 1.4 8. Less: ORE Sold - (0.2) (0.1) (0.1) (0.1) 9. Less: ORE Losses (write-downs) - (0.1) - - - 10. ORE Change 5.8 0.2 - - 1.3 11. 90PD Change 1.1 (1.5) 0.1 1.0 5.3 12. Renegotiated Loans Change (0.2) 0.1 - - (0.2) 13. NPAs + 90PD Change 6.3 2.1 (2.4) (0.2) 10.7 14. Ending Balance NPAs + 90PD 51.2$ 53.3$ 50.9$ 50.7$ 61.4$

$0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $0.32 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $1.07 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 242.2% 165.4% FRME S&P BMI US Bank Track Record of Shareholder Value 23 10-Year Total Return (2012-2022) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2012-2022: 10.5% CAGR 2012-2022: 7.0% Adjusted CAGR1 9.3% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2012-2022: 28.7% 1 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 19.82% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $22.93 $10.44 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $26.21 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 TBVPS TBVPS Without AFS OCI

History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022) $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social, and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

26 APPENDIX

Non-GAAP 27 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for the defined benefit and other postretirement plans. CAPITAL RATIOS (dollars in thousands): 1Q22 2Q22 3Q22 4Q22 1Q23 Total Risk-Based Capital Ratio (dollars in thousands) Total Stockholders' Equity (GAAP) 1,807,633 1,977,641 1,906,666 2,034,770 2,122,448 Adjust for Accumulated Other Comprehensive (Income) Loss 1 84,392 198,556 314,089 239,151 198,914 Less: Preferred Stock (125) (25,125) (25,125) (25,125) (25,125) Add: Qualifying Capital Securities 46,665 25,000 25,000 25,000 25,000 Less: Tier 1 Capital Deductions - - - - - Less: Disallowed Goodwill and Intangible Assets (562,887) (743,285) (740,780) (738,206) (736,429) Less: Disallowed Deferred Tax Assets (374) (1,554) (1,267) (337) (351) Add: Modified CECL Transition Amount 23,028 23,028 23,028 23,028 11,514 Total Tier 1 Capital (Regulatory) 1,398,332$ 1,454,261$ 1,501,611$ 1,558,281$ 1,595,971$ Qualifying Subordinated Debentures 65,000 143,074 143,089 143,103 143,118 Allowance for Loan Losses includible in Tier 2 Capital 146,247 175,059 178,490 180,870 182,308 Total Risk-Based Capital (Regulatory) 1,609,579$ 1,772,394$ 1,823,190$ 1,882,254$ 1,921,397$ Net Risk-Weighted Assets (Regulatory) 11,618,250$ 13,918,947$ 14,196,430$ 14,392,671$ 14,524,959$ Total Risk-Based Capital Ratio (Regulatory) 13.85% 12.73% 12.84% 13.08% 13.23% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) 1,398,332$ 1,454,261$ 1,501,611$ 1,558,281$ 1,595,971$ Less: Qualified Capital Securities (46,665) (25,000) (25,000) (25,000) (25,000) Add: Additional Tier 1 Capital Deductions - - - - - Common Equity Tier 1 Capital (Regulatory) 1,351,667$ 1,429,261$ 1,476,611$ 1,533,281$ 1,570,971$ Net Risk-Weighted Assets (Regulatory) 11,618,250$ 13,918,947$ 14,196,430$ 14,392,671$ 14,524,959$ Common Equity Tier 1 Capital Ratio (Regulatory) 11.63% 10.27% 10.40% 10.65% 10.82%

Non-GAAP 28 TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 1Q22 2Q22 3Q22 4Q22 1Q23 Tangible Common Equity Ratio (dollars in thousands) Total Stockholders' Equity (GAAP) 1,807,633$ 1,977,641$ 1,906,666$ 2,034,770$ 2,122,448$ Less: Preferred Stock (125) (25,125) (25,125) (25,125) (25,125) Less: Intangible Assets (569,494) (753,649) (750,713) (747,844) (745,647) Tangible Common Equity (non-GAAP) 1,238,014$ 1,198,867$ 1,130,828$ 1,261,801$ 1,351,676$ Total Assets (GAAP) 15,465,258$ 17,780,492$ 17,718,985$ 17,938,306$ 18,178,908$ Less: Intangible Assets (569,494) (753,649) (750,713) (747,844) (745,647) Tangible Assets (non-GAAP) 14,895,764$ 17,026,843$ 16,968,272$ 17,190,462$ 17,433,261$ Tangible Common Equity Ratio (non-GAAP) 8.31% 7.04% 6.66% 7.34% 7.75% TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q12 4Q13 4Q14 4Q15 4Q16 4Q17 4Q18 4Q19 Tangible Common Equity Per Share Total Stockholders' Equity (GAAP) 552,236$ 634,923$ 726,827$ 850,509$ 901,657$ 1,303,463$ 1,408,260$ 1,786,437$ Less: Preferred Stock (90,908) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (149,529) (202,767) (218,755) (259,764) (258,866) (476,503) (469,784) (578,881) Tax Benefit 2,249 4,973 6,085 6,278 5,930 6,788 5,017 7,257 Tangible Common Equity, Net of Tax (non-GAAP) 314,048$ 437,004$ 514,032$ 596,898$ 648,596$ 833,623$ 943,368$ 1,214,688$ Common Shares Outstanding 28,692,616 35,921,761 37,669,948 40,664,258 40,912,697 49,158,238 49,349,800 55,368,482 Tangible Common Equity per Share (non-GAAP) 10.95$ 12.17$ 13.65$ 14.68$ 15.85$ 16.96$ 19.12$ 21.94$ TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q20 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Tangible Common Equity Per Share Total Stockholders' Equity (GAAP) 1,875,645$ 1,912,571$ 1,807,633$ 1,977,641$ 1,906,666$ 2,034,770$ 2,122,448$ Less: Preferred Stock (125) (125) (125) (25,125) (25,125) (25,125) (25,125) Less: Intangible Assets (572,893) (570,860) (569,494) (753,649) (750,713) (747,844) (745,647) Tax Benefit 5,989 4,875 4,615 8,692 8,197 7,702 7,231 Tangible Common Equity, Net of Tax (non-GAAP) 1,308,616$ 1,346,461$ 1,242,629$ 1,207,559$ 1,139,025$ 1,269,503$ 1,358,907$ Common Shares Outstanding 53,922,359 53,410,411 53,424,823 59,059,866 59,145,414 59,170,583 59,257,051 Tangible Common Equity per Share (non-GAAP) 24.27$ 25.21$ 23.26$ 20.45$ 19.26$ 21.45$ 22.93$

Non-GAAP 29 ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES 1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in Thousands, Except Per Share Amounts) Net Income Available to Common Stockholders - GAAP 48,586$ 38,522$ 63,283$ 70,292$ 63,610$ Adjustments: PPP loan income (1,884) (891) (323) (109) (25) Acquisition-related expenses 152 12,549 3,417 413 - Acquisition-related provision expense - 16,755 - - - Tax on adjustment 425 (6,967) (759) (75) 6 Adjusted Net Income Available to Common Stockholders - NON-GAAP 47,279$ 59,968$ 65,618$ 70,521$ 63,591$ Average Diluted Common Shares Outstanding 53,616 59,308 59,339 59,384 59,441 Diluted Earnings Per Common Share - GAAP 0.91$ 0.63$ 1.08$ 1.19$ 1.07$ Adjustments: PPP loan income (0.04) (0.01) - (0.01) - Acquisition-related expenses - 0.22 0.05 0.01 - Acquisition-related provision expense - 0.30 - - - Tax on adjustment 0.01 (0.13) (0.01) - - Adjusted Diluted Earnings Per Common Share - NON-GAAP 0.88$ 1.01$ 1.12$ 1.19$ 1.07$ PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING ACQUISITION-RELATED EXPENSES 1Q22 2Q22 3Q22 4Q22 1Q23 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 102,280$ 128,661$ 140,307$ 148,956$ 144,119$ Other Income (GAAP) 25,897 28,277 29,616 24,151 24,997 Total Revenue 128,177 156,938 169,923 173,107 169,116 Less: Other Expenses (GAAP) (72,325) (97,313) (96,378) (89,699) (93,720) Add: Acquisition-Related Expenses (GAAP) 152 12,549 3,417 413 - Pre-Tax, Pre-Provision Earnings (non-GAAP) 56,004$ 72,174$ 76,962$ 83,821$ 75,396$ Average Assets (GAAP) 15,464,605$ 17,778,221$ 17,770,623$ 17,834,468$ 18,022,195$ Average Equity (GAAP) 1,891,223$ 2,021,123$ 2,018,156$ 1,958,041$ 2,083,125$ Average Diluted Common Shares 53,616 59,308 59,339 59,384 59,441 PTPP/Average Assets (PTPP ROA) 1.45% 1.62% 1.73% 1.88% 1.67% PTPP/Average Equity (PTPP ROE) 11.85% 14.28% 15.25% 17.12% 14.48% PTPP/Average Diluted Common Shares 1.04$ 1.22$ 1.30$ 1.41$ 1.27$

Non-GAAP 30 EFFICIENCY RATIO (dollars in thousands): 1Q22 2Q22 3Q22 4Q22 1Q23 EFFICIENCY RATIO (dollars in thousands): Non Interest Expense (GAAP) 72,325$ 97,313$ 96,378$ 89,699$ 93,720$ Less: Intangible Asset Amortization (1,366) (2,303) (2,303) (2,303) (2,197) Less: OREO and Foreclosure Expenses (564) 266 (328) (197) 18 Adjusted Non Interest Expense (non-GAAP) 70,395 95,276 93,747 87,199 91,541 Net Interest Income (GAAP) 102,280 128,661 140,306 148,956 144,119 Plus: Fully Taxable Equivalent Adjustment 5,736 6,168 6,316 6,370 6,321 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 108,016 134,829 146,622 155,326 150,440 Non Interest Income (GAAP) 25,897 28,277 29,617 24,150 24,997 Less: Investment Securities Gains (Losses) (566) (90) (481) (57) 1,571 Adjusted Non Interest Income (non-GAAP) 25,331 28,187 29,136 24,093 26,568 Adjusted Revenue (non-GAAP) 133,347 163,016 175,758 179,419 177,008 Efficiency Ratio (non-GAAP) 52.79% 58.45% 53.34% 48.60% 51.72%

Non-GAAP 31 RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands): 2012 2013 2014 2015 2016 2017 2018 2019 Return on Tangible Common Equity Total Average Stockholders' Equity (GAAP) 535,506$ 540,255$ 675,295$ 753,724$ 884,664$ 1,110,524$ 1,343,861$ 1,569,615$ Less: Average Preferred Stock (90,908) (47,537) (125) (125) (125) (125) (125) (125) Less: Average Intangible Assets, Net of Tax (147,889) (153,519) (199,354) (215,281) (254,332) (360,005) (467,421) (499,622) Average Tangible Common Equity, Net of Tax (non-GAAP) 296,709$ 339,199$ 475,816$ 538,318$ 630,207$ 750,394$ 876,315$ 1,069,868$ Net Income Available to Common Stockholders (GAAP) 40,583$ 42,150$ 60,162$ 65,384$ 81,051$ 96,070$ 159,139$ 164,460$ Plus: Intangible Asset Amortization, Net of Tax 1,081 892 1,395 1,720 2,542 3,670 5,307 4,736 Tangible Net Income (non-GAAP) 41,664$ 43,042$ 61,557$ 67,104$ 83,593$ 99,740$ 164,446$ 169,196$ Return on Tangible Common Equity (non-GAAP) 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands): 2020 2021 1Q22 2Q22 3Q22 4Q22 2022 YTD 1Q23 Return on Tangible Common Equity Total Average Stockholders' Equity (GAAP) 1,825,135$ 1,866,632$ 1,891,223$ 2,021,123$ 2,018,156$ 1,958,041$ 1,972,445$ 2,083,125$ Less: Average Preferred Stock (125) (125) (125) (25,125) (25,125) (25,125) (18,875) (25,125) Less: Average Intangible Assets, Net of Tax (569,377) (567,512) (565,476) (745,614) (744,069) (741,632) (699,803) (739,190) Average Tangible Common Equity, Net of Tax (non-GAAP) 1,255,633$ 1,298,995$ 1,325,622$ 1,250,384$ 1,248,962$ 1,191,284$ 1,253,767$ 1,318,810$ Net Income Available to Common Stockholders (GAAP) 148,600$ 205,531$ 48,586$ 38,521$ 63,283$ 70,292$ 220,683$ 63,610$ Plus: Intangible Asset Amortization, Net of Tax 4,730 4,540 1,079 1,820 1,819 1,819 6,537 1,734 Tangible Net Income (non-GAAP) 153,330$ 210,071$ 49,665$ 40,341$ 65,102$ 72,111$ 227,220$ 65,344$ Return on Tangible Common Equity (non-GAAP) 12.21% 16.17% 14.99% 12.91% 20.85% 24.21% 18.12% 19.82%